                               ERNST WORLD FUNDS
                       ERNST GLOBAL ASSET ALLOCATION FUND
                                ERNST ASIA FUND
                          ERNST GLOBAL RESOURCES FUND


                                     [LOGO]

                                ERNST & COMPANY
                               INVESTMENT ADVISER

                         ANNUAL REPORT TO SHAREHOLDERS
                                 MARCH 31, 1997

Report From National Mutual Funds Management  Ernst Global Asset Allocation Fund
--------------------------------------------------------------------------------

Dear Shareholders:

The Ernst Global Asset Allocation Fund commenced operations on July 2, 1996, and reached full investment in early August. Performance since inception continues to be pleasing. For the period from commencement of operations to March 31, 1997, the Fund gained 6.27% (excluding sales charges), as compared with 6.28% for a composite total return based on a 60% allocation to the Morgan Stanley Capital International World Free Index and a 40% allocation to the Lipper Global Government Bond Index.

European equity markets were the strongest performing stock markets since the Fund's inception and the Fund benefited from its overweighting to these markets. The Fund's strong performance is also attributable to a number of well-timed switches in and out of cash over the period under review. The only negatively performing stock market in the period has been the Japanese market, where the Fund is neutrally weighted.

PORTFOLIO COMPOSITION

At the end of September 1996 the Fund was fully invested with an overweighting to European and Asian equity markets (through foreign currency futures contracts) and U.S. bonds. In the fourth quarter of 1996, we reduced exposure to U.S. equities, and in early December, prior to Federal Reserve Chairman Greenspan's comments regarding "asset values," we reduced the Fund's equity exposure to France and Hong Kong and reduced the position in U.S. bonds. Cash was temporarily raised to 23%.

In mid to late December, we took advantage of lower prices to purchase positions in the Australian equity and bond markets, with cash being reduced back to approximately 10%. Equity positions were again reduced in February, prompted by stronger than anticipated U.S. growth, and the Fund's cash

*Portfolio composition is subject to change.
levels were raised to almost 30%*, where they remained at the end of the fiscal year.

During the fiscal year, the Global Asset Allocation Fund maintained a position in index futures contracts. It has been necessary to remain in index futures while funding levels are still low in order to achieve a greater degree of global diversification and thus, act in the best interest of shareholders.

The composition of the Fund as of March 31, 1997, is presented below*:

                                                                          % OF
                                                             % OF TOTAL EQUITIES
                                                             PORTFOLIO  EXPOSURE
                                                             ---------- --------
EQUITIES (INDEX FUTURES)                               39.2%
 U.S.................................................            6.5%     16.6%
 Germany.............................................            7.0      17.9
 France..............................................            4.8      12.2
 Japan...............................................            5.6      14.3
 Hong Kong...........................................            6.9      17.6
 Australia...........................................            2.4       6.1
 UK..................................................            6.0      15.3
                                                                          ----
                                                                           100%
                                                                          ====
GOVERNMENT BONDS                                       30.7
  US.................................................           24.0
  Australia..........................................            6.7
SHORT-TERM INVESTMENTS...............................  30.1
                                                      -----
TOTAL................................................ 100.0%
                                                      =====

ECONOMIC OVERVIEW

We expect world growth to plateau this year as the U.S. and Japan slow, while Core Europe and China pick up. The U.S. economy is currently growing strongly. It was this strength coupled with concerns over the future path of inflation that prompted the Fed to tighten monetary policy in March. Japanese growth is losing momentum as the fiscal stimulus is unwound, and the banking system remains fragile. Core Europe will continue its recovery, benefiting from competitive exchange rates, low interest rates and low inflation.

--------------------------------------------------------------------------------

Report From National Mutual Funds Management  Ernst Global Asset Allocation Fund
--------------------------------------------------------------------------------

Inflation is expected to remain under control. In the US, inflation is likely to be much the same as it was last year, although the risks are on the upside. In Japan, inflation is expected to increase in 1997 due to the increase in the consumption tax. Price pressures in core Europe are expected to remain subdued this year, with inflation rates similar to those recorded in 1996.

We expect at least one more tightening of monetary policy in the U.S., as the economy continues to show strength in the near term. Cash rates are likely to be unchanged in Germany, France and the U.K., although there is the possibility that monetary policy will be tightened in the U.K. following the election, on the back of concerns over inflation.

GLOBAL BOND MARKETS

We believe the prospects for international bonds over the next quarter are relatively poor.

 . In the United States, the Federal Reserve has raised interest rates following a renewed acceleration of economic activity over the past two quarters.
 . In Europe, the possibility of a delay to European Monetary Union and a gradual pick up in economic activity are causing investors to lighten positions.
 . In Japan, the market has rallied to record low yields.

Accordingly, an underweight exposure to bonds is recommended over the next quarter.

GLOBAL EQUITY MARKETS

The key conclusions of our analysis:

 . The U.S. equity market continues to offer little fundamental value. Earnings growth is expected to be single digit and come in below market expectations the bond market is likely to range trade; and valuations are expensive on a historic basis.

  However, there is no obvious trigger to cause a bear market in the U.S., as earnings growth will remain positive; inflation is not expected to rise and no change in short-term rates is forecast. On the basis of our core outlook, it is difficult to justify a return above 10%, and the risks of either weak growth or higher rates are likely to lead to a decline in the market.

 . The Japanese equity market has a too-bearish growth outlook priced in.
  However, it may be the second half of the year before the market gets comfortable with the economic outlook. The momentum of growth though, even on our numbers, is not strong enough to generate anything other than a bounce within a range trading pattern.

 . The Continental European markets have priced in strong profit growth for this year. The momentum of double-digit earnings growth is likely to carry through into next year, and with no tightening in short rates and neutral valuation levels, the European markets can continue to perform, although at a more subdued pace than the past six months.

 . The medium-term outlook for the U.K. market is positive, with earnings growth in the order of 10%, attractive valuations and a neutral bond market. Over the next quarter, the election may inject some uncertainty, and there is a strong chance that if, as expected, Labor gets elected, they will accede to Bank of England pressure and raise rates.

 . Fundamental conditions within Asia are improving. Earnings momentum is likely to pick up this year due to stronger G7 growth and a gradual easing of monetary policies. The interest rate environment is supportive, with steady U.S. cash rates and declining domestic cash rates due to improving trade balances. Valuation levels are within the neutral band.

--------------------------------------------------------------------------------

Report From National Mutual Funds Management  Ernst Global Asset Allocation Fund
--------------------------------------------------------------------------------

Our relative ranking of international equity markets from best prospects to worst is Continental Europe, Asia, U.K., Japan and then the U.S.

SUMMARY

Our methodology involves an active process that results in periodic adjustment of investment allocation as part of the management of the Fund. Since inception in July 1996, we have made several strategic reallocations of Fund investments in keeping with our philosophy. We will continue to review our allocations with regard to changes in economic, market and political dynamics.

Respectfully,

/s/ Richard Greenfield

Richard Greenfield
National Mutual Funds Management (Global), Ltd.
Melbourne, Australia

April 18, 1997

                      Ernst Global Asset Allocation Fund
                         Value of a $10,000 Investment

                                                      60% MSCI World
                                                      Free Index/40%
              Ernst Global Asset  Ernst Global Asset  Lipper Global
               Allocation Fund     Allocation Fund    Goverment Bond  MSCI World
                    (Load)            (No Load)           Index       Free Index
7/2/96          9,452              10,000              10,000           10,000
3/31/97        10,044              10,627              10,628           10,620

                Aggregate
         Total Return*--3/31/97

                      w/o       w/5.5%
                     sales       sales
                    charge      charge
Since Inception
(7/2/96)             6.27%      0.44%

The Morgan Stanley Capital International World Free Index measures performance of 22 global stock markets. The Lipper Global Government Bond Index measures performance of the 30 largest mutual funds with that investment objective. The indices are not managed and do not reflect the deduction of expenses associated with a mutual fund.

------
*Past performance is not predictive of future results. Investment return and principal value of the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
Foreign investing involves a greater degree of risk and volatility.

--------------------------------------------------------------------------------

Report From Koeneman Capital Management                         Ernst Asia Fund
-------------------------------------------------------------------------------

Dear Shareholders:
As shown in the table below, the Fund's total return far exceeded the Morgan Stanley Capital International All Country Far East Free Index for the year ended March 31, 1997, and for the period since inception in December 1995. The principal factor is the fact that the MSCI Index, being capitalization weighted, is dominated by Japan (which would be about 80-90% of the Index). Japan has had negative returns of late, pulling down the index. By contrast, the Ernst Asia Fund had a weight of about 18-24% in Japan over the period.

The Fund also performed favorably compared to the Morningstar universe of Pacific Funds, beating the universe average over the last year and since inception. Again, funds that excluded Japan would on average have done better than funds that included Japan over the recent year. Both types of funds are included in the Morningstar universe, which even includes single country funds.

COMPARATIVE RETURNS, PERIODS ENDING MARCH 31, 1997

                                                               CUMULATIVE SINCE
                                                      1 YEAR  INCEPTION (12/6/95)
                                                      ------  -------------------
Asia Fund (excluding
 sales charge)....................................... -2.57%         6.98%
Morningstar Average..................................  -4.3           2.1
MSCI Index........................................... -20.1           6.1
Japan (Topix Index).................................. -15.4          -8.2

As for the Asia ex Japan component of the Fund, the Fund benefited from high exposure to Hong Kong and Taiwan, as well as exposure to the Philippines. The Fund's Hong Kong exposure was maintained in the 20-26% range over most of the last year. Taiwan was brought up to about 16% of the portfolio over the second half of the year, while the Phillippines averaged about 3-4% of the portfolio.

The Fund also benefited from its zero exposure to Thailand and the reduction in exposure in Singapore toward the second half of 1996. However, exposure to Korea (averaged 3-5% of portfolio) detracted from return, as did zero exposure to Indonesia and Malaysia.

Stock selection was generally good in the Fund, with stock picking in most countries exceeding the relevant local index. One major holding has been HongKong Bank which has appreciated by 56% over the last year. With a recovering property market and low interest rates, HongKong Bank has benefited from higher mortgage volumes and better spreads. Even in Japan, in spite of the decline in the market, Japanese stock selection has been good. The portfolio has been underweighted in Japanese banks, and overweighted in exporters. This was to avoid the bad loan problem in the banks, and to benefit from the weak yen, which benefits exporters. For example, Toyota (1.88%) has appreciated by 43% over the last year, in a market that declined 21% over the same time period.

With the extremely strong U.S. dollar, currency has hurt the portfolio, particularly the exposure to Japanese yen. The yen has depreciated 15% against the U.S. dollar over the year ending March 1997. The other Asian currencies track the U.S. dollar and have had only slight impact on the portfolio.

Our current target allocations are as follows*:

COUNTRY                                                                 TARGET %
-------                                                                 --------
China..................................................................    --
Hong Kong..............................................................    24
India..................................................................    --
Indonesia..............................................................     3
Japan..................................................................    18
Korea..................................................................    --
Malaysia...............................................................     5
Philippines............................................................     4
Singapore..............................................................     7
Taiwan.................................................................    --
Thailand...............................................................     4
                                                                          ---
Total Equities.........................................................    65%
                                                                          ===

*Portfolio composition is subject to change.

-------------------------------------------------------------------------------

Report From Koeneman Capital Management                          Ernst Asia Fund
--------------------------------------------------------------------------------

The top ten holdings as of March 31, 1997, as a percentage of the total portfolio value are as follows:

                                                                         % OF
STOCK NAME                                                            PORTFOLIO*
----------                                                            ----------
Sun Hung Kai Props...................................................    3.3
Formosa Fund.........................................................    3.1
Taipei Fund..........................................................    3.0
Cheung Kong (Holdings)...............................................    2.5
Hong Kong Electric...................................................    2.4
Henderson Land Dev...................................................    2.3
Swire Pacific........................................................    2.3
Hutchison Whampoa....................................................    2.2
Honda Motors Co......................................................    2.2
Berjaya Sports Toto Bhd..............................................    2.2

MARKET EXPECTATIONS GOING FORWARD

The factors of relevance at the moment include U.S. interest rates, the direction of the U.S. dollar and global economic growth. With the possibility of rising U.S. interest rates, our outlook for Asia is cautious. Another potential negative would be a continuing appreciation of the U.S. dollar. With most Asia currencies linked to the U.S. dollar, the Asian currencies are being pulled upwards in tandem with the dollar. This hurts the competitiveness of the Asian economies. The Asian economies are very export oriented and are more sensitive to dollar strength than the U.S. itself. This export orientation means that global economic growth is also a key factor for the Asian economies. Aside from these cyclical considerations, the long-term growth story in Asia remains intact.

For these reasons, we are maintaining a relatively high cash position in the portfolio in anticipation of more buying opportunities in the future.

We have reduced our Taiwan exposure, as the market has appreciated strongly. Taiwanese interest rates have started to increase. We maintain a fully weighted position in Hong Kong, and have started to increase Singapore exposure because of the Singapore market decline and the fact that the Singapore Dollar has started to decline, improving the country's competitiveness.

Thus, while the long-term story on Asia remains intact, the current environment is more one for building a long-term position in Asia, rather than expecting any dramatic short-term gains.

Respectfully,

/s/ Geoffrey E. Wong
Geoffrey E. Wong

/s/ John K. Koeneman
John K. Koeneman
Koeneman Capital Management Pte Ltd.
Singapore

April 21, 1997


*Portfolio composition is subject to change.

--------------------------------------------------------------------------------

Report From Koeneman Capital Management                          Ernst Asia Fund
--------------------------------------------------------------------------------

                               Ernst Asia Fund
                         Value of a $10,000 Investment

                                                          Morningstar weighted
                                            MSCI AC        average return of
              Ernst Asia     Ernst Asia     Far East         International/
              Fund (Load)  Fund (No Load)  Free Index        Pacific Funds
12/6/95          9,579         10,000        10,000              10,000
3/31/96         10,498         10,960        10,502              10,674
3/31/97         10,247         10,698         8,387              10,213

             Average Annual
         Total Return*--3/31/97

                      w/o       w/4.25%
                     sales       sales
                    charge      charge
1 Year              -2.57%      -6.73%

Since Inception
(12/6/95)            5.25%       1.87%

The Morgan Stanley Capital International All Country Far East Free Index measures performance of the stock markets in eight developed and emerging market countries in the Far East, and the Morningstar weighted average return of International/Pacific Funds measures the performance of over 100 mutual funds with that investment objective. The MSCI AC Far East Free Index is not managed and does not reflect the deduction of expenses associated with a mutual fund.

------
* Past performance is not predictive of future results. Investment return and principal value of the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
 Foreign investing involves a greater degree of risk and volatility.


--------------------------------------------------------------------------------

Report From National Mutual Funds Management         Ernst Global Resources Fund
--------------------------------------------------------------------------------
Dear Shareholders:

For the year ended March 31, 1997, the Fund returned -2.53% (excluding sales charges), compared with the Morgan Stanley Capital International World Free Index of 9.8% and the Morningstar Specialty/Natural Resources Funds average of 14.2%. The fund remained heavily weighted towards metals and mining and underweighted in energy. The majority of competitor funds were overweighted in U.S. domestic energy stocks and therefore produced superior returns for the year.

On a more positive note, the quarter ended March 31, 1997, produced better results, with metal and mining stocks outperforming energy stocks. The Fund was even for the period, with a 0% return, while the Morningstar average declined - 4.3%.

PORTFOLIO COMPOSITION

While the composition of the Fund's investments is subject to change, as of March 31, 1997, the top ten equity holdings were as follows*:

                                               PERCENT OF
COMPANY                  SECTOR               TOTAL ASSETS
-----------------------  -------------------- ------------
Freeport McMoran         Diversified Mining       5.3%
Oil Search Ltd.          Oil & Gas Production     5.2
Phelps Dodge Corp.       Copper Mining            5.0
Alcan Aluminum Ltd.      Aluminum                 4.8
Kaiser Aluminum Corp.    Aluminum                 4.8
Inco, Ltd.               Diversified Metal        4.7
Cominco Ltd.             Diversified Metal        4.7
Savage Resources Ltd.    Diversified Minerals     4.7
Aluminum Co. of America  Aluminum                 4.6
RTZ Corp. plc            Diversified Minerals     4.5

INVESTMENT STRATEGY

Global growth is the key ingredient for significant capital appreciation within the global resource market. The US economy is currently experiencing very strong growth, and notwithstanding further interest rate action, we expect growth to be above trend from the second half of 1997 through 1998.

The growth profile in Europe and Asia has been less robust; however, this situation is finally improving and we believe 1998 will be very positive for global growth. Within this economic framework, we believe 1998 will be a good year for global resources, and in particular metal stocks should finally produce some strong returns.

In terms of the fund structure, we will remain overweighted in metals/mining but to a lesser extent than in the past year. The primary reason for this change is that we have witnessed a large correction of energy-related stocks over the last quarter and believe energy prices (oil, gas, LNG) have also corrected to reasonable levels. Therefore, we will be increasing our exposure to the sector.

Our target allocation will be 70% metals/mining and 30% energy. Within metals/mining, our key exposures will be aluminium/zinc and nickel related stocks and diversified mining companies. We will be underweighted in gold stocks and neutral bulk commodities (iron ore and coal) and steel.
Within energy, we will have a balanced mix of large international integrated producers and exploration/ growth companies and will have some exposure to service companies.

MARKET EXPECTATIONS

The second half of 1997 should be positive for the Ernst Global Resources Fund. We expect metal prices to rise approximately 10-20% and energy prices to rise 5-10%. We have begun to position the Fund to derive maximum benefit from the resulting equity returns in these sectors. We will continue to monitor developments in world markets and to allocate assets based on our view of the opportunities.

Respectfully,

/s/ Paul Willis      /s/ Tony Fernie
Paul Willis          Tony Fernie
National Mutual Funds Management (Global), Ltd.
Melbourne, Australia

May 5, 1997

*Portfolio composition is subject to change.
--------------------------------------------------------------------------------

Report From National Mutual Funds Management         Ernst Global Resources Fund
--------------------------------------------------------------------------------

                               Ernst Asia Fund
                         Value of a $10,000 Investment

                                           Morgan Stanley   Morningstar weighted
            Ernst Global   Ernst Global       Capital        average return of
             Resources      Resources      International     Specialty/Natural
            Fund (Load)   Fund (No Load)  World Free Index    Resources Funds
12/11/95        9,579         10,000           10,000              10,000
3/31/96        10,220         10,670           10,523              11,267
3/31/97         9,962         10,400           11,530              12,870

             Average Annual
         Total Return*--3/31/97

                      w/o       w/4.25%
                     sales       sales
                    charge      charge
1 Year              -2.53%      -6.64%

Since Inception
(12/11/95)            3.05%      -0.29%

The Morgan Stanley Capital International World Free Index measures performance of 22 global stock markets. The Morningstar weighted average return of Specialty/Natural Resources Funds measures the performance of over 40 mutual funds with that investment objective. The MSCI World Free Index is not managed and does not reflect the deduction of expenses associated with a mutual fund.

------
*Past performance is not predictive of future results. Investment return and principal value of the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
Foreign investing involves a greater degree of risk and volatility.
This material must be preceded or accompanied by a current prospectus.
BISYS Fund Services, Distributor



5/97

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                       Report of Independent Accountants
                                    Page 10

                      Statements of Assets and Liabilities
                                    Page 11

                            Statements of Operations
                                    Page 12

                      Statements of Changes in Net Assets
                                    Page 13

                       Schedules of Portfolio Investments
                                    Page 14

                         Notes to Financial Statements
                                    Page 20

                              Financial Highlights
                                    Page 27

Report of Independent Accountants                             Ernst World Funds
-------------------------------------------------------------------------------

To the Shareholders and Trustees,
The Coventry Group--Ernst World Funds

We have audited the accompanying statements of assets and liabilities of the Ernst World Funds (comprising, respectively of the Ernst Global Asset Allocation Fund, the Ernst Asia Fund, and the Ernst Global Resources Fund) including the schedules of portfolio investments, as of March 31, 1997, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Ernst World Funds' management. Our responsibility is to express as opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers, or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising the Ernst World Funds as of March 31, 1997, and the results of their operations, the changes in their net assets, and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Columbus, Ohio
May 20, 1997

-------------------------------------------------------------------------------

COVENTRY GROUP
ERNST WORLD FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

                                                                       ERNST
                                         ERNST GLOBAL                 GLOBAL
                                       ASSET ALLOCATION ERNST ASIA   RESOURCES
                                             FUND          FUND        FUND
                                       ---------------- ----------  -----------
               ASSETS:
Investments, at value (cost
 $5,911,205, $5,404,122, and
 $10,312,602, respectively)..........     $5,878,859    $5,384,494  $10,577,123
Interest and dividends receivable....         50,345        12,192       33,397
Foreign currency (cost $0, $702,208,
 and $769, respectively).............            --        701,490          769
Receivable from brokers for
 investments sold....................            --        223,397          --
Receivable for forward currency
 contracts...........................            --            --       148,658
Receivable for capital shares issued.            --            --         1,437
Reclaims receivable..................            --            --         1,923
Unamortized organization costs.......         37,477        11,350       16,185
Prepaid expenses and other assets....          1,482         4,805        2,733
                                          ----------    ----------  -----------
    Total Assets.....................      5,968,163     6,337,728   10,782,225
                                          ----------    ----------  -----------
            LIABILITIES:
Payable for forward currency
 contracts...........................            --            --       150,602
Accrued expenses and other payables:
  Investment advisory fees...........          5,508         5,408        9,266
  Administration fees................            616           616          616
  Distribution and shareholder
   service fees......................          1,252         1,352        2,316
  Custodian..........................          5,900         2,144        2,003
  Printing...........................          6,037         3,134        4,587
  Accounting and transfer agent fees.          8,781         5,684        6,297
  Legal and audit fees...............         19,697         4,137        9,168
  Net variation margin on open
   futures contracts.................         40,205           --           --
  Other..............................            --              7           32
                                          ----------    ----------  -----------
    Total Liabilities................         87,996        22,482      184,887
                                          ----------    ----------  -----------
             NET ASSETS:
Paid-in capital......................      5,569,303     6,205,639   10,422,734
Distributions in excess of net
 investment income...................         (9,880)      (10,978)     (12,842)
Net unrealized appreciation
 (depreciation) from investments.....         (1,910)       23,116      171,363
Net unrealized appreciation
 (depreciation) from translation of
 assets and liabilities in foreign
 currencies..........................            (13)      (43,371)      91,266
Accumulated undistributed net
 realized gains (losses) from
 investment transactions including
 futures contracts...................        325,769       114,732      (12,730)
Accumulated undistributed net
 realized gains (losses)
 from foreign currency transactions .         (3,102)       26,108      (62,453)
                                          ----------    ----------  -----------
Net Assets...........................     $5,880,167    $6,315,246  $10,597,338
                                          ==========    ==========  ===========
Outstanding shares...................        553,628       615,259    1,019,169
                                          ==========    ==========  ===========
Net asset value and redemption price
 per share...........................         $10.62        $10.26       $10.40
                                          ==========    ==========  ===========
Maximum sales charge.................           5.50%         4.25%        4.25%
                                          ==========    ==========  ===========
Maximum offering price per share.....         $11.24        $10.72       $10.86
                                          ==========    ==========  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 1997

                                                                        ERNST
                                            ERNST GLOBAL     ERNST     GLOBAL
                                          ASSET ALLOCATION   ASIA     RESOURCES
                                              FUND (A)       FUND       FUND
                                          ---------------- ---------  ---------
INVESTMENT INCOME:
Interest income.........................      $195,762     $  62,307  $  20,252
Dividend income.........................           --         82,110    184,545
Foreign tax withholding.................           --         (7,738)    (5,779)
                                              --------     ---------  ---------
  Total Income..........................       195,762       136,679    199,018
                                              --------     ---------  ---------
EXPENSES:
Investment advisory fees................        43,877        60,569    102,553
Administration fees.....................        27,945        37,500     37,500
Distribution and shareholder service
 fees...................................         9,972        15,139     25,637
Custodian fees..........................         8,976        10,732      9,383
Legal and audit fees....................        29,406        20,632     34,174
Organization costs......................        11,494        11,074     12,505
Trustees' fees and expenses.............           544           541        813
Accounting and transfer agent fees......        39,544        57,896     57,929
Registration and filing fees............        10,160         2,302      5,567
Printing costs..........................        16,604         2,692      7,612
Other...................................           519           535        459
                                              --------     ---------  ---------
  Total expenses........................       199,041       219,612    294,132
Less: Fee waivers.......................           --        (14,717)   (26,057)
                                              --------     ---------  ---------
  Net Expenses..........................       199,041       204,895    268,075
                                              --------     ---------  ---------
Net Investment Loss.....................        (3,279)      (68,216)   (69,057)
                                              --------     ---------  ---------
REALIZED AND UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains (losses) from
 investment transactions................        31,460       237,625    (73,561)
Net realized gains (losses) from futures
 contracts..............................       291,208           --         --
Net realized gains (losses) from foreign
 currency transactions..................        (3,102)       29,306    (62,453)
Net change in unrealized appreciation
 (depreciation) from
 investments............................        (1,910)     (308,019)   (66,512)
Net change in unrealized appreciation
 (depreciation) from
 translation of assets and liabilities
 in foreign currencies..................           (13)      (36,441)    (1,974)
                                              --------     ---------  ---------
Net realized and unrealized gains
 (losses) from investments and
 foreign currencies.....................       317,643       (77,529)  (204,500)
                                              --------     ---------  ---------
Change in net assets resulting from
 operations.............................      $314,364     $(145,745) $(273,557)
                                              ========     =========  =========

------
(a) For the period from July 2, 1996 (commencement of operations) through March 31, 1997.

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                           ERNST GLOBAL
                         ASSET ALLOCATION
                               FUND          ERNST ASIA FUND       ERNST GLOBAL RESOURCES FUND
                         ---------------- -----------------------  ------------------------------
                             JULY 2,         YEAR     DECEMBER 6,      YEAR        DECEMBER 11,
                             1996 TO        ENDED       1995 TO        ENDED         1995 TO
                            MARCH 31,     MARCH 31,    MARCH 31,     MARCH 31,      MARCH 31,
                             1997 (A)        1997      1996 (A)        1997          1996 (A)
                         ---------------- ----------  -----------  -------------  ---------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS
 Net investment loss....    $   (3,279)   $  (68,216) $  (44,544)  $     (69,057) $     (18,294)
 Net realized gains
  (losses) from
  investment
  transactions..........        31,460       237,625     192,408         (73,561)         5,076
 Net realized gains
  (losses) from futures
  contracts.............       291,208           --          --              --             --
 Net realized gains
  (losses) from foreign
  currency transactions.        (3,102)       29,306      37,884         (62,453)        (3,763)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........        (1,910)     (308,019)    331,135         (66,512)       237,875
 Net change in
  unrealized
  appreciation
  (depreciation) from
  translation of assets
  and liabilities in
  foreign currencies....           (13)      (36,441)     (6,930)         (1,974)        93,240
                            ----------    ----------  ----------   -------------  -------------
Change in net assets
 resulting from
 operations.............       314,364      (145,745)    509,953        (273,557)       314,134
                            ----------    ----------  ----------   -------------  -------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
In excess of net
 investment income......        (3,500)      (64,549)        --              --             --
From net realized gains
 on investments.........           --       (190,052)        --              --             --
                            ----------    ----------  ----------   -------------  -------------
Change in net assets
 from shareholder
 distributions..........        (3,500)     (254,601)        --              --             --
                            ----------    ----------  ----------   -------------  -------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................     5,575,623       656,307   5,355,155         420,536     10,142,690
 Dividends reinvested...         3,500       254,529         --              --             --
 Cost of shares
  redeemed..............        (9,820)      (60,352)        --           (6,465)           --
                            ----------    ----------  ----------   -------------  -------------
 Change in net assets
  from share
  transactions..........     5,569,303       850,484   5,355,155         414,071     10,142,690
                            ----------    ----------  ----------   -------------  -------------
 Change in net assets...     5,880,167       450,138   5,865,108         140,514     10,456,824
NET ASSETS:
 Beginning of period....           --      5,865,108         --       10,456,824            --
                            ----------    ----------  ----------   -------------  -------------
 End of period..........    $5,880,167    $6,315,246  $5,865,108   $  10,597,338  $  10,456,824
                            ==========    ==========  ==========   =============  =============
SHARE TRANSACTIONS:
 Issued.................       554,219        62,232     534,392          40,126        979,696
 Reinvested.............           329        24,427         --              --             --
 Redeemed...............          (920)       (5,792)        --             (653)           --
                            ----------    ----------  ----------   -------------  -------------
Change in shares........       553,628        80,867     534,392          39,473        979,696
                            ==========    ==========  ==========   =============  =============

------
(a) Period from commencement of operations.

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST GLOBAL ASSET ALLOCATION FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                MARCH 31, 1997

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 U.S. TREASURY NOTES (24.0%):
 $350,000  5.88%, 2/15/04...........................................  $  330,969
  500,000  6.88%, 5/15/06...........................................     497,031
  500,000  8.75%, 5/15/20...........................................     583,750
                                                                      ----------
   Total U.S. Treasury Notes                                           1,411,750
                                                                      ----------

 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ---------- ------------------------------------------------------   ----------
 TIME DEPOSITS (76.0%):
 UNITED STATES (76.0%):
 $4,467,109 Union Bank of California, 4.83%, dated 03/31/97 due
             04/1/97 (b)..........................................   $4,467,109
                                                                     ----------
   Total Time Deposits                                                4,467,109
                                                                     ----------
   Total Investments (Cost--$5,911,205) (a)                          $5,878,859
                                                                     ==========

------
Percentages indicated are based on net assets of $5,880,167.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation............ $      0
    Unrealized depreciation............  (32,346)
                                        --------
    Net unrealized depreciation........ $(32,346)
                                        ========

(b) The Fund has temporarily invested in futures contracts. As of March 31, 1997, $220,191 of time deposits was reserved for these contracts.


OPEN FUTURES CONTRACTS AS OF MARCH 31, 1997

                                                                       CURRENT
                                                              OPENING  MARKET
   # OF                                                      POSITIONS  VALUE
 CONTRACTS           CONTRACT TYPE                COUNTRY      (000)    (000)
 --------- ---------------------------------   ------------- --------- -------
           LONG CONTRACTS--BONDS
     4     Australian, June 1997               Australia      $  403   $  396
                                                              ======   ======
           10 year Australian Treasury Bonds
           LONG CONTRACTS--EQUITIES
     3     Australian SPI, June 1997           Australia         140      142
     3     CAC Index, June 1997                France            273      280
     2     DAX (DTB), June 1997                Germany           345      410
     2     FTSE 100, June 1997                 Great Britain     360      354
     5     Hang Sang Index, June 1997          Hong Kong         410      402
     1     SPX (CME), June 1997                U.S.              397      379
     3     TOPIX Index, June 1997              Japan             337      330
                                                              ------   ------
                                                              $2,262   $2,297
                                                              ======   ======

                      See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST ASIA FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 COMMON STOCKS (57.5%):
 HONG KONG (20.4%):
 Banks (3.7%):
   6,000   Hang Seng Bank Ltd.......................................  $   61,943
   4,800   HSBC Holdings plc........................................     111,498
  13,500   Wing Hang Bank Ltd.......................................      59,233
                                                                      ----------
                                                                         232,674
                                                                      ----------
 Diversified (3.8%):
  16,000   Hutchison Whampoa Ltd....................................     120,273
  15,500   Swire Pacific Ltd. "A"...................................     122,016
                                                                      ----------
                                                                         242,289
                                                                      ----------
 Hotels (0.7%):
  29,250   Hong Kong & Shanghai Hotel Ltd...........................      46,240
                                                                      ----------
 Real Estate (9.1%):
  60,000   Amoy Properties Ltd......................................      63,492
  15,000   Cheung Kong (Holdings) Ltd...............................     132,113
  15,000   Henderson Land Development Co., Ltd......................     124,370
  17,000   Sun Hung Kai Properties Ltd..............................     179,894
  20,000   Wharf (Holdings) Ltd.....................................      76,526
                                                                      ----------
                                                                         576,395
                                                                      ----------
 Utilities (3.1%):
  10,000   Asia Satellite Telecommunications Holdings Ltd. (b)......      25,745
   9,500   China Light & Power Co. Ltd. ............................      41,805
  37,000   Hongkong Electric Holdings Ltd...........................     130,591
                                                                      ----------
                                                                         198,141
                                                                      ----------
   Total Hong Kong                                                     1,295,739
                                                                      ----------
 INDONESIA (3.2%):
 Automobiles (0.7%):
  13,000   Astra International--Foreign.............................      42,232
                                                                      ----------
 Banks (0.2%):
  20,664   Bank International Indonesia--Foreign....................      15,707
                                                                      ----------
 Building Products (0.6%):
  14,000   Semen Gresik--Foreign....................................      34,840
                                                                      ----------

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 COMMON STOCKS, CONTINUED:
 INDONESIA, CONTINUED:
 Commercial Services (0.5%):
  37,500   Citra Marga Nusaphala Persada--Foreign...................  $   33,580
                                                                      ----------
 Diversified Operations (0.5%):
  21,000   Indocement Tunggal--Foreign..............................      29,738
                                                                      ----------
 Pharmaceuticals (0.2%):
  11,500   Darya Varia Laboratoria--Foreign.........................      14,369
                                                                      ----------
 Real Estate (0.3%):
  13,500   Kawasan Industri Jababeka--Foreign.......................      18,414
                                                                      ----------
 Transportation Services (0.2%):
  11,000   Steady Safe Transportation--Foreign......................      13,057
                                                                      ----------
   Total Indonesia                                                       201,937
                                                                      ----------
 JAPAN (21.8%):
 Automobiles (3.4%):
   4,000   Honda Motor Co., Ltd.....................................     119,215
   4,000   Toyota Motor Corp........................................     101,123
                                                                      ----------
                                                                         220,338
                                                                      ----------
 Banks (3.4%):
   9,000   77 Bank..................................................      68,985
   6,000   Asahi Bank, Ltd..........................................      37,703
   5,000   Bank of Tokyo--Mitsubishi................................      77,942
   3,000   Sanwa Bank Ltd...........................................      32,227
                                                                      ----------
                                                                         216,857
                                                                      ----------
 Electronic & Electrical (4.9%):
   5,000   Canon, Inc...............................................     107,019
   4,000   Matsushita Electric Industrial Co., Ltd..................      62,354
   7,000   Matsushita Electric Works................................      63,888
   7,000   Nichicon Corp............................................      74,065
                                                                      ----------
                                                                         307,326
                                                                      ----------
 Food Processing & Packaging (1.0%):
   3,000   Nissin Food Products.....................................      62,515
                                                                      ----------
 Heavy Machinery (1.6%):
   8,000   Amada Co., Ltd...........................................      57,831

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST ASIA FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 COMMON STOCKS, CONTINUED:
 JAPAN, CONTINUED:
 HEAVY MACHINERY, CONTINUED:
   6,000   Komatsu Ltd..............................................  $   43,857
                                                                      ----------
                                                                         101,688
                                                                      ----------
 Insurance (0.8%):
   5,000   Tokio Marine & Fire Insurance............................      50,883
                                                                      ----------
 Machine Tools (0.9%):
   8,000   Makino Milling Machine...................................      54,341
                                                                      ----------
 Pharmaceuticals (1.7%):
   7,000   Daiichi Pharmaceuticals Co., Ltd.........................     106,292
                                                                      ----------
 Radio & Television (1.6%):
   7,000   Tokyo Broadcasting System................................      99,507
                                                                      ----------
 Retail--Consumer Electronics (0.9%):
   4,000   Deodeo Corp..............................................      58,154
                                                                      ----------
 Steel--Producers (0.5%):
  11,000   Nippon Steel Corp........................................      30,207
                                                                      ----------
 Textile Manufacturing (1.1%):
   6,000   Onward Kashiyama Co., Ltd................................      69,300
                                                                      ----------
   Total Japan                                                         1,377,408
                                                                      ----------
 MALAYSIA (5.0%):
 Banks (1.4%):
  13,000   Commerce Asset Holdings Berhad...........................      91,235
                                                                      ----------
 Diversified Operations (1.7%):
  58,000   Magnum Corp. Berhad......................................     109,951
                                                                      ----------
 Leisure & Recreation (1.9%):
  23,000   Berjaya Sports Toto Berhad...............................     117,816
                                                                      ----------
   Total Malayasia                                                       319,002
                                                                      ----------
 THE PHILIPPINES (3.3%):
 Banks (0.5%):
   1,320   Metropolitan Bank & Trust Co.............................      34,295
     540   Union Bank of the Philippines (b)........................         594
                                                                      ----------
                                                                          34,889
                                                                      ----------
 Beverages--Wine/Spirits (0.3%):
   5,200   La Tondena Distillers, Inc...............................      13,905

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------  ---------
 COMMON STOCKS, CONTINUED:
 THE PHILIPINES, CONTINUED:
 BEVERAGES--WINE/SPIRITS, CONTINUED:
     700   San Miguel Corp. Class "B"................................  $   2,429
                                                                       ---------
                                                                          16,334
                                                                       ---------
 Construction (0.1%):
   5,800   DMCI Holdings, Inc. (b)...................................      4,125
                                                                       ---------
 Diversified Operations (0.1%):
  12,000   Metro Pacific Corp........................................      3,641
                                                                       ---------
 Electronics & Electrical (0.1%):
  14,000   Ionics Circuit, Inc.......................................      9,425
                                                                       ---------
 Food--Miscellaneous/Diversified (0.1%):
  20,700   Universal Robina Corp.....................................      9,422
                                                                       ---------
 Paper & Related Products (0.1%):
  26,000   PICOP Resources, Inc......................................      4,240
                                                                       ---------
 Real Estate (1.1%):
   7,813   Ayala Land, Inc. "B"......................................      8,890
  39,000   Belle Corp. (b)...........................................     12,426
  42,600   C & P Homes, Inc..........................................     20,197
  60,000   Filinvest Land, Inc. (b)..................................     19,116
  24,000   Filinvest Development Corp................................      6,827
                                                                       ---------
                                                                          67,456
                                                                       ---------
 Retail (0.2%):
  51,000   Uniwide Holdings, Inc. (b)................................     13,154
                                                                       ---------
 Utilities--Electric (0.7%):
   1,790   Manila Electric Co., "B"..................................     14,258
     500   Philippine Long Distance Telephone Co.....................     30,059
                                                                       ---------
                                                                          44,317
                                                                       ---------
   Total Philippines                                                     207,003
                                                                       ---------
 SOUTH KOREA (0.0%):
 Mining--Diversified (0.0%):
      99   Yukong--GDR (b)...........................................      1,002
                                                                       ---------
 Utilities--Telecommunication (0.0%):
      70   Korea Mobile Telecommunications--ADR......................        718
                                                                       ---------
   Total South Korea                                                       1,720
                                                                       ---------

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST ASIA FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                MARCH 31, 1997

  SHARES
    OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 COMMON STOCKS, CONTINUED:
 THAILAND (3.8%):
 Banks (1.8%):
   8,000   Bangkok Bank plc.........................................  $   77,613
   5,000   Thai Farmers Bank plc--Foreign...........................      32,531
                                                                      ----------
                                                                         110,144
                                                                      ----------
 Electronics & Electrical (0.6%):
   3,200   K.R. Precision plc (b)...................................      21,436
   2,200   K.R. Precision plc--Foreign (b)..........................      14,907
                                                                      ----------
                                                                          36,343
                                                                      ----------
 Entertainment (0.1%):
     900   BEC World plc (b)........................................       8,593
                                                                      ----------
 Financial Services (0.4%):
  10,400   Industrial Finance Corp.
            of Thailand (b).........................................      27,627
                                                                      ----------
 Oil & Gas Production (0.5%):
   1,900   PTT Exploration & Production plc.........................      28,235
                                                                      ----------
 Restaurants (0.4%):
   1,800   Pizza Co. (Thailand) Ltd.................................      12,681
   2,000   Pizza Co. (Thailand) Ltd.--Foreign.......................      14,090
                                                                      ----------
                                                                          26,771
                                                                      ----------
   Total Thailand                                                        237,713
                                                                      ----------
   Total Common Stocks                                                 3,640,522
                                                                      ----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------   ----------
 WARRANTS (0.1%):
 HONG KONG (0.0%):
     2,250 Hong Kong & Shanghai Hotel Ltd. (b)....................   $      409
                                                                     ----------
 THE PHILIPPINES (0.1%):
     1,800 Philippine National Bank (b)...........................        5,428
                                                                     ----------
   Total Warrants                                                         5,837
                                                                     ----------
 TIME DEPOSITS (22.4%):
 UNITED STATES (22.4%):
   353,645 State Street Bank & Trust, 5.19%, dated 3/31/97, due
            4/7/97................................................      353,645
 1,058,615 Union Bank of California, 4.83%, dated 3/31/97, due
            4/1/97................................................    1,058,615
                                                                     ----------
   TOTAL TIME DEPOSITS                                                1,412,260
                                                                     ----------
 INVESTMENT COMPANIES (5.2%):
 TAIWAN (5.2%):
        15 Formosa Fund IDR (b)...................................      164,625
        15 Taipei Fund IDR (b)....................................      161,250
                                                                     ----------
   Total Investment Companies                                           325,875
                                                                     ----------
   Total Investments (Cost--$5,406,433) (a)                          $5,384,494
                                                                     ==========

------
Percentages indicated are based on net assets of $6,315,246.
(a) Represents cost for federal income tax purposes and differs from cost for financial reporting purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting by approximately $2,311. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation........... $ 325,945
    Unrealized depreciation...........  (347,884)
                                       ---------
    Net unrealized depreciation....... $ (21,939)
                                       =========

(b) Represents non-income producing securities.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
IDR--International Depository Receipt.
plc--Public Limited Company

                      See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST GLOBAL RESOURCES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1997

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 COMMON STOCKS (93.0%):
 AUSTRALIA (36.7%):
 Diversified Minerals (10.2%):
   23,475  CRA Ltd.................................................   $  347,039
  475,000  Savage Resources Ltd....................................      495,195
   38,500  WMC Ltd.................................................      243,235
                                                                      ----------
                                                                       1,085,469
                                                                      ----------
 Gold Mining (5.4%):
  200,000  Centaur Mining & Exploration (b)........................      274,346
   39,600  Delta Gold NL...........................................       58,356
   21,100  Newcrest Mining.........................................       69,134
   70,077  Normandy Mining Ltd.....................................       95,083
   19,000  Plutonic Resources Ltd..................................       73,721
                                                                      ----------
                                                                         570,640
                                                                      ----------
 Metals--Diversified (1.9%):
  105,000  Pasminco Ltd............................................      202,550
                                                                      ----------
 Metals--Fabrication (1.4%):
   40,000  RGC Ltd.................................................      151,439
                                                                      ----------
 Mining--Diversified (5.0%):
   24,800  The Broken Hill Proprietary Company Ltd.................      330,469
  150,000  M.I.M. Holdings Ltd.....................................      201,056
                                                                      ----------
                                                                         531,525
                                                                      ----------
 Oil & Gas Production (9.9%):
   80,200  Novus Petroleum.........................................      202,423
  260,300  Oil Search Ltd..........................................      550,895
   39,300  Woodside Petroleum......................................      289,384
                                                                      ----------
                                                                       1,042,702
                                                                      ----------
 Precious Metals (2.9%):
   93,200  North Ltd...............................................      303,176
                                                                      ----------
  Total Australia                                                      3,887,501
                                                                      ----------
 BRITAIN (4.5%):
 Diversified Minerals (4.5%):
   30,450  RTZ Corp. plc...........................................      481,740
                                                                      ----------
  Total Britain                                                          481,740
                                                                      ----------

  SHARES
    OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 COMMON STOCKS, CONTINUED:
 CANADA (4.7%):
 Metal--Diversified (4.7%):
   18,400  Cominco Ltd. ...........................................   $  502,814
                                                                      ----------
  Total Canada                                                           502,814
                                                                      ----------
 FRANCE (3.1%):
 Metal--Aluminum (3.1%):
    8,000  Pechiney S.A............................................      324,776
                                                                      ----------
  Total France                                                           324,776
                                                                      ----------
 SOUTH AFRICA (1.8%):
 Diversified Minerals (1.8%):
  40,000   Gencorp Ltd.............................................      185,498
                                                                      ----------
  Total South Africa                                                     185,498
                                                                      ----------
 UNITED STATES (42.2%):
 Copper Mining (4.9%):
    7,200  Phelps Dodge Corp.......................................      526,500
                                                                      ----------
 Gold Mining (9.7%):
   11,000  Ashanti Goldfields Co. Ltd..............................      162,800
    8,110  Ashanti Goldfields GDR..................................      111,512
   20,073  Barrick Gold Corp.......................................      476,734
    7,100  Newmont Mining..........................................      275,125
                                                                      ----------
                                                                       1,026,171
                                                                      ----------
 Metal--Aluminum (16.6%):
   15,070  Alcan Aluminum Ltd......................................      510,496
    7,100  Alumax, Inc. (b)........................................      245,838
    7,270  Aluminum Company of America.............................      494,360
   46,280  Kaiser Aluminum Corp. (b)...............................      509,080
                                                                      ----------
                                                                       1,759,774
                                                                      ----------
 Metal--Diversified (5.0%):
      920  Cominco Ltd.............................................       24,955
   15,478  Inco, Ltd...............................................      504,970
                                                                      ----------
                                                                         529,925
                                                                      ----------
 Mining--Diversified (6.0%):
   18,700  Freeport McMoRan Copper & Gold..........................      568,012
    1,700  Newmont Gold Co.........................................       68,212
                                                                      ----------
                                                                         636,224
                                                                      ----------
  Total United States                                                  4,478,594
                                                                      ----------
  Total Common Stock                                                   9,860,923
                                                                      ----------

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS
ERNST GLOBAL RESOURCES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 WARRANTS (0.1%):
 Australia (0.1%):
  30,000   Savage Resources (b)...................................   $     7,760
                                                                     -----------
  Total Warrants                                                           7,760
                                                                     -----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 TIME DEPOSITS (6.7%):
 United States (6.7%):
  708,440  Union Bank of California, 4.83%, dated 3/31/97, due
            4/1/97...............................................   $   708,440
                                                                    -----------
  Total Time Deposits                                                   708,440
                                                                    -----------
  Total Investments (Cost--$10,312,602) (a)                         $10,577,123
                                                                    ===========

------
Percentages indicated are based on net assets of $10,597,338.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........... $ 998,660
    Unrealized depreciation...........  (734,139)
                                       ---------
    Net unrealized appreciation....... $ 264,521
                                       =========

(b) Represents non-income producing securities.

                                                  VALUE ON
                                                 SETTLEMENT CURRENT   UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACTS      EXPIRING    DATE     VALUE   DEPRECIATION
----------------------------------      -------- ---------- -------- ------------
Currency Sold:
 French Francs........................  06/20/97  $148,658  $150,602   ($1,944)
                                                            --------
 Payable for Forward Foreign Currency
 Contracts............................                      $150,602
                                                            ========

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                MARCH 31, 1997

1. ORGANIZATION:

 The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Ernst Global Asset Allocation Fund, the Ernst Asia Fund, and the Ernst Global Resources Fund (individually, a "Fund"; collectively, the "Funds"), each a series of the Group, commenced operations July 2, 1996, December 6, 1995, and December 11, 1995, respectively. Between the date of organization and the date of commencement of operations, the Funds earned no investment income and had no operations other than incurring organizational costs. Each Fund seeks long-term capital appreciation.

 The Group is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Sales of shares of the Funds may be made to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Portfolio securities for which market quotations are readily available are valued based on their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are not readily available, including restricted securities and securities purchased in private transactions are valued at their fair market value in the investment adviser's best judgment under the supervision of the Group's Board of Trustees. Investments in debt securities with remaining maturity of sixty days or less are valued based on amortized cost which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. Investments in foreign securities, currency holdings and other assets and liabilities of the Funds are valued based on quotations from the primary market in which they are traded and are translated from the local currency to U.S. dollars using current exchange rates. The differences between cost and market value of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   FOREIGN INVESTMENTS:


   Investments in foreign securities are subject to certain risks that differ in some respects from investments in securities of domestic issuers. Such risks include trade balances and imbalances, related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividends, possible seizure, nationalization or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or the adoption of other foreign governmental laws and restrictions. Additional risks include the difficulty in obtaining or enforcing a court judgment abroad, restrictions on foreign investment in other jurisdictions, reduced levels of capital invested abroad, difficulties in transaction settlement, different accounting and financial standards and the possibility of price volatility and reduced liquidity in certain foreign markets.

   Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

   Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of applicable countries' tax rules and rates.

   The accounting records of the Funds are maintained in U.S. dollars. Investment securities, other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated to U.S. dollars at the exchange rate on the dates of the transactions.

   The Funds isolate that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

   transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   In order to offset the risks associated with trading securities denominated in foreign currencies, the Funds may enter into forward foreign currency exchange contracts ("forwards"), which are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with the changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

   The Funds may also enter foreign currency options which give the Funds, as the option buyer, the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives the right, but not the obligation, to buy the currency, while a put option gives the right, but not the obligation, to sell the currency. The value of a call option rises if the underlying currency appreciates while the value of a put option rises if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against adverse movement in the value of the foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. If the value of the foreign currency option depreciated, the Fund would not have to exercise the option but could acquire or sell the foreign currency needed for settlement in the spot market.

   FUTURES CONTRACTS:

   The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index. In addition, the Funds may enter into contracts for the future delivery of foreign currencies and futures contracts based on a specific foreign currency. At the time a Fund enters a futures contract, an amount of cash, U.S. Government securities or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When writing futures contracts, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are at least equal to the value of the instruments underlying the contract, or the Fund may cover its position by owning the instruments underlying the contract. Futures contracts are subject to risk that the interest rates, securities prices or foreign currency exchange rates move in an unanticipated manner.

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

   OPTIONS TRANSACTIONS:

   In order to hedge investment positions and facilitate buying and selling securities, the Funds may purchase call and put options and may write covered call options on individual securities and futures contracts. By writing call options, the Funds receive a premium and become obligated during the term of the option to sell securities at a set price if the option is exercised. The Funds will write only covered call options, thereby owning the underlying securities in the case of call options. To cover put options, the Funds will segregate cash or securities with a value at least equal to the exercise price. The risk in writing options is that the market value of the underlying securities could move in the opposite direction from what is anticipated. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   Upon writing a covered option, an amount equal to the premium is recorded by the Funds as an asset or liability. The liability is marked-to-market each day to reflect the current value of the option, resulting in unrealized appreciation or depreciation. The Funds will realize a gain or loss upon expiration or closing of the option transaction. When options are exercised, the premium amount will be added to the proceeds from selling call options or subtracted from the cost of purchasing put options. For the year ended March 31, 1997, the Funds had no option activity.

   WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS:

   The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued or delayed-delivery transactions only for purposes of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage. When-issued securities are purchased for delivery beyond normal settlement dates at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for the securities nor earn income on them until they are received. The custodian will set aside sufficient cash or liquid securities in a separate account to make payment for the securities purchased. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction. The seller's failure to do so may cause a Fund to miss a price or yield considered to be advantageous.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared and paid quarterly for each Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each Fund.

   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, organization costs,

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

   expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.

   FEDERAL INCOME TAXES:

   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   OTHER:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Other expenses for the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.

   ORGANIZATION COSTS:

   All expenses in connection with the Funds' organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are being amortized over a period of two years commencing with the date of the initial public offering.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997 are as follows:

                                                          PURCHASES    SALES
                                                          ---------- ----------
  Ernst Global Asset Allocation Fund..................... $2,525,781 $1,113,359
  Ernst Asia Fund........................................  5,659,480  5,416,288
  Ernst Global Resources Fund............................  5,309,989    678,573

4. RELATED PARTY TRANSACTIONS:

 Ernst & Company ("Ernst") serves as investment adviser to the Funds. Under the terms of the investment advisory agreement, Ernst is entitled to receive fees computed daily and paid monthly, at an annual rate of 1.10% of the average daily net assets of the Ernst Global Asset Allocation Fund and 1.00% of the average

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997

 daily net assets of the Ernst Asia Fund and the Ernst Global Resources Fund. Ernst supervises the investment management activities of the sub-advisers, National Mutual Funds Management (Global), Ltd., for the Ernst Global Asset Allocation Fund and the Ernst Global Resources Fund and Koeneman Capital Management Pte Ltd., Singapore for the Ernst Asia Fund. From its fees, Ernst pays to each sub-adviser 0.70% of the average daily net assets of the Ernst Global Asset Allocation Fund and 0.60% of the average daily net assets of the Ernst Asia Fund and the Ernst Global Resources Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves as administrator to the Group. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed based on 0.17% of the average daily net assets up to $500 million of each Fund. The fees are reduced on a sliding scale to 0.05% of average daily net assets in excess of $1 billion of each Fund. BISYS is entitled to a minimum annual fee of $37,500 per Fund.

 BISYS Ohio serves as transfer agent to the Funds. Pursuant to a Transfer Agency Agreement, BISYS Ohio is entitled to a minimum annual fee of $20,000 per Fund plus a specified amount per shareholder account. BISYS Ohio also serves as fund accountant to the Funds. Pursuant to a Fund Accounting Agreement, BISYS Ohio receives fees based on 0.03% of average daily net assets up to $500 million of each Fund. The fees are reduced on a sliding scale to 0.01% of average daily net assets in excess of $1 billion of each Fund. BISYS Ohio is entitled to a minimum annual fee of $20,000 per Fund.

 The Funds have adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 of the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net assets of each Fund. BISYS uses the fees to pay banks, broker-dealers and other institutions, including BISYS and its affiliates, for administrative and shareholder services and other similar services including distribution services in connection with the distribution of Fund shares. For the year ended March 31, 1997, BISYS received $54,654 of commissions from sales of shares of the Funds all of which BISYS reallowed to dealers of the Funds' shares including $9,586 to affiliates of the Funds.

 Ernst and BISYS may periodically waive all or a portion of their fees to assist the Funds in maintaining competitive expense ratios.

                                   Continued

THE COVENTRY GROUP
ERNST WORLD FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                MARCH 31, 1997
 Information regarding these transactions is as follows for the year ended March 31, 1997:

                                                                    INVESTMENT
                                                                   ADVISORY FEES
                                                                    VOLUNTARILY
                                                                      REDUCED
                                                                   -------------
  Ernst Asia Fund.................................................    $14,717
  Ernst Global Resources Fund.....................................     26,057

 National Mutual Life, an affiliate of the sub-advisers National Mutual Funds Management (Global), Ltd., owns shares as of March 31, 1997, with aggregate values of $5,347,329, $5,368,494, and $10,114,832 of the Ernst Global Asset
 Allocation Fund, Ernst Asia Fund, and Ernst Global Resources Fund, respectively.

5. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

 Under current tax law, capital and currently losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. The Ernst Global Asset Allocation Fund and the Ernst Global Resources Fund had deferred losses of $10,330 and $78,203 ($75,184 of capital loss and $3,019 of currency loss), respectively.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                 ERNST GLOBAL
                                                               ASSET ALLOCATION
                                                                     FUND
                                                               ----------------
                                                                   JULY 2,
                                                                   1996 TO
                                                                  MARCH 31,
                                                                   1997 (A)
                                                               ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................      $10.00
                                                                    ------
INVESTMENT ACTIVITIES
 Net investment income (loss).................................        0.00
 Net realized and unrealized gains from investments and
   foreign currencies.........................................        0.63
                                                                    ------
  Total from Investment Activities............................        0.63
                                                                    ------
DISTRIBUTIONS
 Net investment income........................................         --
 In excess of net investment income...........................       (0.01)
 Net realized gains...........................................         --
                                                                    ------
  Total Distributions.........................................       (0.01)
                                                                    ------
NET ASSET VALUE, END OF PERIOD................................      $10.62
                                                                    ======
Total Return (excludes sales charge)..........................        6.27%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)............................      $5,880
 Ratio of expenses to average net assets......................        4.99%(c)
 Ratio of net investment loss to average net assets...........       (0.08)%(c)
 Portfolio Turnover...........................................       77.00%

------
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                             FINANCIAL HIGHLIGHTS

                                                          ERNST ASIA FUND
                                                       ----------------------
                                                         YEAR     DECEMBER 6,
                                                         ENDED      1995 TO
                                                       MARCH 31,   MARCH 31,
                                                         1997      1996 (A)
                                                       ---------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $10.98      $10.00
                                                        -------     -------
INVESTMENT ACTIVITIES
 Net investment income (loss)........................     (0.11)      (0.08)
 Net realized and unrealized gains (losses) from
  investments and foreign currencies.................     (0.17)       1.06
                                                        -------     -------
  Total from Investment Activities...................     (0.28)       0.98
                                                        -------     -------
DISTRIBUTIONS
 Net investment income...............................       --          --
 In excess of net investment income..................     (0.11)        --
 Net realized gains..................................     (0.33)        --
                                                        -------     -------
  Total Distributions................................     (0.44)        --
                                                        -------     -------
NET ASSET VALUE, END OF PERIOD.......................    $10.26      $10.98
                                                        =======     =======
Total Return (excludes sales charge).................     (2.57%)      9.80%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)...................    $6,315      $5,865
 Ratio of expenses to average net assets.............      3.38%       3.53%(c)
 Ratio of net investment loss to average net assets..     (1.13)%     (2.49)%(c)
 Ratio of expenses to average net assets*............      3.62%       5.41%(c)
 Ratio of net investment loss to average net assets*.     (1.37)%     (4.37)%(c)
 Portfolio Turnover..................................    126.77%      45.83%
 Average commission rate paid (d)....................   $0.0154     $0.0110

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

THE COVENTRY GROUP
ERNST WORLD FUNDS

                             FINANCIAL HIGHLIGHTS

                                                            ERNST GLOBAL
                                                           RESOURCES FUND
                                                       -----------------------
                                                         YEAR     DECEMBER 11,
                                                         ENDED      1995 TO
                                                       MARCH 31,   MARCH 31,
                                                         1997       1996 (A)
                                                       ---------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $10.67      $10.00
                                                        -------     -------
INVESTMENT ACTIVITIES
 Net investment income (loss)........................     (0.07)      (0.02)
 Net realized and unrealized gains (losses) from
   investments and foreign currencies................     (0.20)       0.69
                                                        -------     -------
  Total from Investment Activities...................     (0.27)       0.67
                                                        -------     -------
DISTRIBUTIONS
 Net investment income...............................       --          --
 Net realized gains..................................       --          --
                                                        -------     -------
  Total Distributions................................      0.00        0.00
                                                        -------     -------
NET ASSET VALUE, END OF PERIOD.......................    $10.40      $10.67
                                                        =======     =======
Total Return (excludes sales charge).................     (2.53)%      6.70%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)...................   $10,597     $10,457
 Ratio of expenses to average net assets.............      2.61%       3.54%(c)
 Ratio of net investment loss to average net assets..     (0.67)%     (1.11)%(c)
 Ratio of expenses to average net assets*............      2.87%       5.51%(c)
 Ratio of net investment loss to average net assets*.     (0.93)%     (3.08)%(c)
 Portfolio Turnover..................................      7.20%       0.00%
 Average commission rate paid (d)....................   $0.0267     $0.0128

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.